UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 4524 )

Exact name of registrant as specified in charter: Putnam Global Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005—October 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Global Income Trust

10|31|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Global Income Trust

10| 31| 06 Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	21
Financial statements	22
Federal tax information	55
About the Trustees	56
Officers	60

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Beginning in May 2006, leading economic indicators began to point toward slower growth and sparked a correction that undercut much of the market advance achieved in previous months. However, once the Federal Reserve (the Fed) halted its series of interest-rate increases in August, the combination of continued strong corporate profits and a fall in energy and commodity prices contributed to a more favorable market environment. In addition, U.S. export growth is currently strong, thanks to robust economic growth abroad. Growth in exports, combined with the effects of lower energy and commodity prices and recent stock market gains, may offset the economic impact of the housing sector’s continuing slowdown. This may set the stage for stronger domestic economic growth in 2007, which would bode well for markets going forward.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997.  We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended October 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Global Income Trust: investing for income from global sources

For investors with an appetite for income, it makes sense to look far and wide for income sources.  Putnam Global Income Trust searches the world for income-generating securities.

This fund was launched in 1987, when the best international income opportunities involved taking advantage of differences in bond yields and fluctuations in currency exchange rates across international markets. But at the time, only a handful of the world’s markets allowed foreign investors to participate fully.

Since then, income opportunities have changed. Regulatory reforms opened many markets to outside investors. A convergence of interest rates at lower levels limited the effectiveness of traditional strategies. New approaches focused on opportunities in recently opened markets and budding sectors as a broader variety of bonds and specially structured debt securities developed.

Putnam Global Income Trust has kept pace with these evolving opportunities. Today, the portfolio continues to hold bonds issued by foreign governments and tries to benefit from foreign currency exposure, but it invests a greater share of assets in securities backed by mortgage and consumer debt. Examples include mortgage- and asset-backed securities. The advantage of this variety of holdings is that the sources of return are independent and unrelated, rather than dependent on a single factor, like interest-rate trends, that can turn against the fund.

The fund’s management team, working with Putnam’s 100-member fixed-income group, possesses a range of specialized research skills. Putnam analysts sift through thousands of securities, supporting the fund’s management team as it constructs a portfolio seeking high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. The fund invests in fewer issuers and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Key drivers of returns in global bond markets

U.S. investment-grade bonds Most government, mortgage-backed, and asset-backed securities are investment-grade bonds. The performance of investment-grade bonds is influenced primarily by changes in interest rates. Generally, bond prices rise when interest rates fall, and prices fall when rates rise. The fluctuations are caused by investor expectations about future inflation and the pace of economic growth.

International bonds Bonds issued outside the United States, including sovereign debt of foreign governments, are affected by inflation and economic conditions in the countries where the bonds are issued. Also, changes in currency exchange rates affect the performance of international bonds.

Finding income opportunities in a variety of world markets

The fund’s management team identifies bonds in the United States and international markets that offer high current income. The fund favors currencies considered to offer relative strength.

Putnam Global Income Trust seeks high current income by investing principally in debt securities of sovereign and private issuers worldwide, including supranational issuers. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund may invest up to 20% of its assets in bonds rated below investment grade. The fund may be suitable for fixed-income investors seeking broad diversification.

Highlights

• For the year ended October 31, 2006, Putnam Global Income Trust’s class A shares had a total return of 5.01% without sales charges.

• The fund’s benchmark, the Lehman Global Aggregate Bond Index, returned 5.79% .

• The average return for the fund’s Lipper category, Global Income Funds, was 5.02% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

Total return for class A shares for periods ended 10/31/06

Since the fund's inception (6/1/87), average annual return is 7.22% at NAV and 7.01% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	4.14%	3.74%	49.99%	44.40%

5 years	7.50	6.68	43.58	38.16

3 years	4.78	3.46	15.04	10.75

1 year	5.01	1.11	5.01	1.11

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

Fixed-income markets in the U.S.-dominated Anglo group (the United States, the United Kingdom, Canada, and Australia) rallied modestly in the final months of your fund’s fiscal year. We believe the rally was prompted by signs of slower economic growth, a pause in the Fed’s program of interest-rate increases in the United States, and several other factors. The rally helped boost returns that had suffered from a negative bond environment throughout much of the period. Your fund’s performance at net asset value (NAV, or without sales charges) was in line with the average for the fund’s Lipper group, but lagged the return of its benchmark. We attribute this underperformance to the fund’s underweight positions, relative to the benchmark, in the strong-performing Anglo markets and to its below-benchmark weightings in corporate bonds and emerging-market debt — both of which performed well on a relative basis during the period. However, fund performance benefited from our defensive, or short, duration strategy amid rising interest rates, from the strength of holdings in the securitized sector, and from positive security selection within the securitized and corporate sectors. The impact of our active currency strategy on performance was neutral.

Market overview

Interest rates rose during the fund’s fiscal year, amid signs of stronger-than-expected economic growth and interest-rate tightening by central banks throughout the world. Bond investors closely watch the pace of economic growth because it can lead to rising inflation, which erodes the value of fixed-income investments. In the United States, the Fed raised the federal funds rate six times during the period, pushing up yields on U.S. bonds, which caused their prices to fall. In August 2006, the Fed announced its intention not to raise rates after 17 consecutive increases. This pause in rate tightening helped to fuel a bond rally in the final months of the period.

Data continued to confirm that Japan’s economy has shifted into a growth mode after a long slump. This shift prompted the Bank of Japan to abandon its extremely loose monetary policy, causing yields on Japanese government bonds to rise. The Bank of Japan reported a robust 2% annualized growth rate for the July–September quarter, a number that surprised many analysts and prompted speculation that rate increases may be needed to slow growth.

Market sector performance These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/06.

Bonds

Lehman Global Aggregate Bond Index
(international bonds)	5.79%

Lehman Aggregate Bond Index
(broad bond market)	5.19%

Lehman Government Bond Index
(U.S. Treasury and agency securities)	4.58%

Citigroup Non-U.S. World Government Bond Index
(international government bonds)	5.31%

Equities

S&P 500 Index (broad stock market)	16.34%

S&P/Citigroup World Ex-U.S. Growth Primary Market Index
(international growth stocks of large companies)	25.50%

S&P/Citigroup World Ex-U.S. Value Primary Market Index
(international value stocks of large companies)	29.33%

Even the euro zone, which had been mired in a prolonged period of relatively slow growth, is showing signs of stronger growth, led by Germany, Europe’s largest economy. In December 2005, the European Central Bank (ECB) raised its key rate for the first time since June 2003. Continued growth prompted four more increases by the ECB during the fund’s fiscal year.

Performance among credit-sensitive issues, such as corporate bonds and emerging-market debt, benefited from improving economies and rising corporate earnings. Performance of all types of mortgage- and asset-backed debt instruments was also strong, spurred by investors who favored the higher yields these securities offered in comparison with lower-risk instruments such as Treasuries.

Strategy overview

Your fund employs multiple income-generating strategies across the different global investment-grade bond sectors in pursuit of its objectives. We believe that having diversified return sources contributes to more consistent results over time and enables us to manage risk more effectively than if the fund had a single-sector focus. Generally, our investment decisions involve the following considerations: duration management, yield curve positioning, country allocation, sector allocation, security selection, and currency management.

In anticipation of continued rising interest rates, we maintained a short duration profile for the fund for much of the period. This strategy generally helped performance, although it slightly limited the fund’s participation in the period-end rally. Duration, which is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond’s duration, the less sensitive its price will be to interest-rate changes.

The impact of the fund’s tactical yield-curve positioning strategy was neutral for the period. The yield curve is a graphical representation of differences in yield for bonds of comparable quality plotted from the shortest to the longest maturity. Early in the period, we had positioned the portfolio to take advantage of yield-curve flattening. Flattening occurs when yields on short- and long-term securities converge, as occurred early in the period when short-term rates rose faster than long-term rates. However, based on our conviction that long-term rates would eventually rise, we shifted our strategy to position the fund to benefit from expected yield-curve steepening. This shift initially helped results as long-term rates did rise midway through the period; however, our bias toward steepening detracted slightly as the market rallied and longer-term rates fell in the period-end rally.

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

In terms of sector and security considerations, we have sought to reduce the level of credit risk in the portfolio over the past two years by reducing exposure to corporate and emerging-market debt. Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner. As interest rates rise, it becomes more expensive for issuers to borrow money. Increased interest-rate expenses are particularly burdensome for highly leveraged companies or economies. While we expect this strategy to prove rewarding over the long term, it detracted from results during the latter six months of the period, when these sectors outperformed.

Your fund’s holdings

Our country allocation strategy had a neutral impact overall on results for the period. Below-benchmark weightings to Europe and Japan had a positive impact, as bond-market performance in these areas was hurt by strong economic growth and investor concern about inflation, which often accompanies growth. However, below-benchmark weightings to the strong-performing Anglo markets offset these positives. These markets outperformed the benchmark, fueled in part by continued strong demand for bonds with longer maturities from institutional investors seeking to match the duration of their pension plans’ liabilities. Another factor was the belief on the part of some investors that the economies in these countries were poised for a slowdown — a conviction made stronger by the Fed’s decision to pause in its monetary tightening policy in the United States. Slower economic growth is considered a positive by bond investors concerned about the impact of inflation on their fixed-interest investments.

Similarly, the impact of our active currency strategy was also neutral. Overweights to the strong-performing British sterling and Australian dollar were counterbalanced by underweights to the European Union euro and Japanese yen, which also turned in above-benchmark performance.

Our sector and security selection within the securitized bond sector contributed positively to fund results for the fiscal year. This growing sector is now among the largest within the investment-grade bond universe. The best-known securitized bonds are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). MBS pass-throughs are the simplest form of MBS — most Fannie Maes and Ginnie Maes are pass-throughs. With this structure, all principal and interest payments (less a servicing fee) from the pool of mortgages are passed directly to investors each month.

Sector weightings as of 10/31/06 Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

Other types of securitized bonds include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks and shopping malls.

CMBSs were an area of particular focus as we sought to replace the credit risk of corporate bonds with the more diversified credit exposure this type of security can offer. We preferred CMBSs to corporates because we believed these securitized bonds were a better value from a risk/return perspective. The yield spreads on corporate bonds versus Treasuries — one means of evaluating the price of corporates on a relative basis — have been at historically low levels over the past two years. This means that corporates have become quite expensive in comparison with other investment-grade sectors. Based on this measure, we believed that there was greater downside risk in owning corporate bonds. To the surprise of many market participants, corporate bond prices continued to rise against these odds, and your fund’s underweight position (relative to the benchmark) hurt results. Strong relative performance from CMBS holdings helped to offset this somewhat, as did the performance of select corporate bonds the fund held, particularly shorter-duration Ba-rated corporate bonds within the automotive industry.

Another bright spot within the securitized bond sector was our emphasis on ABSs backed by manufactured housing and home equity loans. With losses and delinquencies at relatively low levels, manufactured housing ABSs were the strongest performers in the sector, and securities backed by home equity loans were not far behind. ABSs also carry short maturities, which provides us with the flexibility to shift to other fixed-income securities should interest rates rise. In addition, the fund’s collateralized mortgage obligations (CMOs) performed well on a relative basis. Some CMOs and ABSs can be further divided into interest-only (IO) and principal-only (PO) securities, which separate the interest and principal payments of a bond into separate cash flows. Although these types of securities exhibit much greater prepayment sensitivity than MBSs, they compensate investors by offering much higher yields. The fund has been combining IOs and POs to create a cash flow that is similar to that of a standard MBS, but which can be obtained at a lower cost.

In terms of sector allocation, our strategic underweights to corporates and MBS pass-throughs hindered results. As noted earlier, corporate bonds — both investment-grade and high-yield — continued to outperform in aggregate amid the robust economic environment and continued strong corporate profits. However, with rate spreads versus Treasuries at historically low levels, we believe the rally in this segment of the market has run its course and considered the downside risk of holding corporates too great. The fund’s weighting in emerging-market debt (EMD) was lower than that of its benchmark, which also hurt relative performance, as this segment of the market continued to rally. Again, our valuation measures indicated that EMD was overvalued relative to other sectors within our investment universe and, therefore, represented a greater downside risk that we were not comfortable taking.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Globally, we believe the portfolio is positioned defensively against rising rates. However, the non-U.S positions are not as defensive as those within the United States since we believe that overseas markets already reflect expectations of higher rates. Major central banks outside of the United States, namely the European Central Bank, the Bank of England, and the Bank of Japan, have sent clear signals that they are leaning toward tightening in coming months. Emerging markets have softened in recent weeks, and we remain cautious toward the sector as it may experience further setbacks in an environment of globally rising rates.

We are skeptical about the prospects for Fed rate cuts in coming months. Instead, we believe there is a substantial risk that the Fed will resume tightening. In our opinion, the current housing slowdown appears no more severe than what we have seen in past cycles, core inflation excluding energy and housing is still high, and several Fed governors have warned that inflationary pressures remain worrisome. Also, the global economy is chugging along at a good clip, keeping up demand pressures on prices. Australia, New Zealand, and Britain are good cautionary tales. In all three countries, housing slowdowns last year spurred investors to believe that central banks were done with tightening —but this proved not to be the case.

Accordingly, we are positioning your fund’s portfolio conservatively, and keeping its duration relatively short in order to preserve principal should rates rise.

Among sectors, we look less favorably on corporate bonds, both investment grade and high yield. We consider the current fundamentals for corporates to be reasonably sound, but these bonds remain richly priced and surging new issuance is raising concerns about oversupply.

Nevertheless, given your fund’s flexibility to use multiple income-generating strategies, we believe that the new fiscal year will give rise to additional opportunities across the full range of global fixed-income sectors and securities, enabling your fund to continue to pursue its objectives.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. The fund invests in fewer issuers and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.22%	7.01%	6.38%	6.38%	6.42%	6.42%	6.91%	6.73%	6.95%	7.24%

10 years	49.99	44.40	39.20	39.20	39.17	39.17	46.45	41.63	46.48	50.48
Annual average	4.14	3.74	3.36	3.36	3.36	3.36	3.89	3.54	3.89	4.17

5 years	43.58	38.16	38.32	36.32	38.24	38.24	41.87	37.22	42.00	44.05
Annual average	7.50	6.68	6.70	6.39	6.69	6.69	7.25	6.53	7.26	7.57

3 years	15.04	10.75	12.50	9.63	12.53	12.53	14.19	10.50	14.34	15.42
Annual average	4.78	3.46	4.00	3.11	4.01	4.01	4.52	3.38	4.57	4.90

1 year	5.01	1.11	4.31	-0.67	4.32	3.33	4.79	1.36	4.86	5.34

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge) Cumulative total return from 10/31/96 to 10/31/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,920 and $13,917, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,163 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,648 and $15,048, respectively.

Comparative index returns For periods ended 10/31/06

		Lipper Global
	Lehman Global	Income Funds
	Aggregate Bond Index	category average†

Annual average
(life of fund)	—*	7.28%

10 years	70.76%	68.63
Annual average	5.50	5.27

5 years	39.70	37.34
Annual average	6.92	6.45

3 years	15.19	15.44
Annual average	4.83	4.88

1 year	5.79	5.02

Index and Lipper results should be compared to fund performance at net asset value.

* The index’s inception date was 12/31/89, after the fund’s inception.

† Over the 1-, 3-, 5-, and 10-year periods ended 10/31/06 , there were 104, 93, 76, and 52 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 10/31/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.648		$0.556	$0.558	$0.620		$0.621	$0.677

Capital gains	—		—	—	—		—	—

Total	$0.648		$0.556	$0.558	$0.620		$0.621	$0.677

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/05	$12.18	$12.65	$12.13	$12.14	$12.10	$12.51	$12.17	$12.18

10/31/06	12.12	12.59	12.08	12.09	12.04	12.44	12.12	12.13

Current yield (end of period)
Current dividend rate[1]	5.35%	5.15%	4.67%	4.67%	5.18%	5.02%	5.05%	5.54%

Current 30-day SEC yield[2,3]
(with expense limitation)	3.83	3.68	3.08	3.08	3.58	3.46	3.58	4.08

Current 30-day SEC yield[3]
(without expense limitation)	3.57	3.44	2.82	2.83	3.32	3.21	3.32	3.82

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.19%	6.98%	6.36%	6.36%	6.39%	6.39%	6.88%	6.70%	6.93%	7.21%

10 years	51.47	45.83	40.57	40.57	40.58	40.58	47.93	43.07	47.81	51.82
Annual average	4.24	3.84	3.46	3.46	3.46	3.46	3.99	3.65	3.98	4.26

5 years	43.72	38.38	38.45	36.45	38.49	38.49	41.88	37.32	41.93	44.04
Annual average	7.52	6.71	6.72	6.41	6.73	6.73	7.25	6.55	7.25	7.57

3 years	13.79	9.56	11.27	8.42	11.21	11.21	12.94	9.30	13.02	14.05
Annual average	4.40	3.09	3.62	2.73	3.61	3.61	4.14	3.01	4.16	4.48

1 year	2.54	–1.28	1.77	–3.09	1.78	0.81	2.31	–0.98	2.32	2.78

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from May 1, 2006, to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.99	$ 9.81	$ 9.81	$ 7.26	$ 7.26	$ 4.71

Ending value (after expenses)	$1,030.70	$1,026.80	$1,026.90	$1,028.90	$1,029.40	$1,031.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2006, use the calculation method below. To find the value of your investment on May 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 05/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.96	$ 9.75	$ 9.75	$ 7.22	$ 7.22	$ 4.69

Ending value (after expenses)	$1,019.31	$1,015.53	$1,015.53	$1,018.05	$1,018.05	$1,020.57

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	1.17%	1.92%	1.92%	1.42%	1.42%	0.92%

Average annualized expense ratio for Lipper peer group†	1.17%	1.92%	1.92%	1.42%	1.42%	0.92%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

†Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover and Overall Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2006	2005	2004	2003	2002
Putnam Global Income Trust	98%*	198%*	162%	198%	331%†

Lipper Global Income Funds category average	159%	158%	194%	187%	176%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 10/31/06.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s Overall Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and D. William Kohli is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

Trustee and Putnam employee fund ownership

As of October 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 86,000	$ 92,000,000

Putnam employees	$1,479,000	$427,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $70,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Equity Income Fund.

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Kevin Cronin and D. William Kohli may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended October 31, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Value Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 18th percentile in management fees and in the 27th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Global Income Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

69th	40th	38th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and  five-year periods ended March 31, 2006, there were 91, 88 and 71 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Global Income Funds category for the one-, five- and ten-year periods ended September 30, 2006, were 46%, 26% and 78%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 46 out of 99, 20 out of 76, and 41 out of 52 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 12, 2006

The fund’s portfolio 10/31/06

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)*

		Principal amount	Value

Amresco Commercial Mortgage
Funding I 144A
Ser. 97-C1, Class G, 7s, 2029		$100,000	$100,101
Ser. 97-C1, Class H, 7s, 2029		81,000	81,442
Asset Securitization Corp.
Ser. 96-MD6, Class A7,
8.01s, 2029		154,000	161,311
Banc of America Commercial
Mortgage, Inc.
Ser. 06-4, Class A4,
5.634s, 2046		80,000	81,846
Ser. 06-5, Class A4,
5.414s, 2047		98,000	98,694
Ser. 04-3, Class A5,
5.303s, 2039		160,000	161,475
Banc of America Commercial
Mortgage, Inc. 144A Ser. 01-PB1,
Class K, 6.15s, 2035		100,000	100,622
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1,
8.32s, 2014		100,000	100,000
FRB Ser. 05-ESHA, Class K,
7.12s, 2020		161,000	161,519
FRB Ser. 06-LAQ, Class M,
6.97s, 2021		145,000	145,428
FRB Ser. 06-LAQ, Class L,
6.87s, 2021		132,000	132,586
Banc of America Structured
Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033		147,560	148,328
Bayview Commercial
Asset Trust 144A
FRB Ser. 06-CD1A,
Class A1, 4.623s, 2023	CAD	3,180,876	2,836,270
Ser. 06-CD1A, Interest
Only (IO), 0.84s, 2023	CAD	12,855,476	798,954
Bear Stearns Commercial
Mortgage Securities, Inc.
144A FRB Ser. 05-LXR1,
Class J, 6.97s, 2018		$148,000	148,000
Bear Stearns Commercial Mortgage
Securitization Corp. Ser. 00-WF2,
Class F, 8.195s, 2032		100,000	112,067
Broadgate Financing PLC sec.
FRB Ser. D, 5.893s, 2023
(United Kingdom)	GBP	110,975	211,038
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030		$362,000	373,193
Ser. 98-1, Class G, 6.56s, 2030		89,000	93,909
Ser. 98-1, Class H, 6.34s, 2030		203,000	173,350
Commercial Mortgage
Acceptance Corp. Ser. 97-ML1,
Class A3, 6.57s, 2030		340,000	340,783
Commercial Mortgage Acceptance
Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031		157,000	162,618

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

		Principal amount	Value

Commercial Mortgage
Pass-Through Certificates
Ser. 06-C7, Class A4,
5.769s, 2046		$1,776,000	$1,843,156
Ser. 04-LB2A, Class A4,
4.715s, 2039		367,000	353,355
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI, IO,
1.813s, 2046		448,230	20,871
Ser. 05-24, Class 1AX, IO,
1.221s, 2035		2,539,649	47,776
Ser. 05-24, Class IIAX, IO,
1.201s, 2035		1,285,151	38,868
IFB Ser. 06-19CB, Class A2, IO,
zero %, 2036		90,150	232
IFB Ser. 06-20CB, Class A14, IO,
zero %, 2036		68,992	216
IFB Ser. 06-14CB, Class A9, IO,
zero %, 2036		129,613	729
IFB Ser. 06-6CB, Class 1A3, IO,
zero %, 2036		1,578,690	3,823
Countrywide Home Loans
Ser. 05-9, Class 1X, IO,
1.411s, 2035		1,235,880	28,920
Ser. 05-2, Class 2X, IO,
1.16s, 2035		1,464,786	35,704
Credit Suisse Mortgage Capital
Certificates Ser. 06-C4,
Class A3, 5.467s, 2039		164,000	165,654
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035		119,000	131,209
Ser. 04-C2, Class A2, 5.416s, 2036		180,000	181,260
CS First Boston Mortgage Securities
Corp. 144A
Ser. 1998-C2, Class F, 6 3/4s, 2030		362,000	386,484
Ser. 02-CP5, Class M, 5 1/4s, 2035		81,000	74,143
Ser. 03-C3, Class AX, IO,
0.426s, 2038		1,416,190	58,842
Ser. 03-CK2, Class AX, IO,
0.425s, 2036		2,861,180	81,700
DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3, 6.1s, 2032		129,000	129,567
Ser. 99-CG2, Class B4, 6.1s, 2032		219,000	219,574
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B1, 7.91s, 2030		61,000	61,409
Ser. 97-CF1, Class A3, 7.76s, 2030		160,000	160,192
European Loan Conduit FRB Ser. 6X,
Class E, 6.931s, 2010
(United Kingdom)	GBP	87,776	167,657
European Loan Conduit 144A
FRB Ser. 6A, Class F, 6.99s,
2010 (United Kingdom)	GBP	45,716	87,339
FRB Ser. 22A, Class D, 6.02s,
2014 (Ireland)	GBP	103,500	197,395
European Prime Real Estate PLC
144A FRB Ser. 1-A, Class D,
5.608s, 2014 (United Kingdom)	GBP	235,011	447,137

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-T4, Class A4, 9 1/2s, 2041	$434,282	$459,384
IFB Ser. 05-37, Class SU,
7.92s, 2035	243,805	266,169
IFB Ser. 06-76, Class QB,
7.68s, 2036	212,143	235,186
Ser. 04-W2, Class 5A, 7 1/2s, 2044	495,942	521,831
Ser. 03-W4, Class 4A, 7 1/2s, 2042	156,414	163,459
Ser. 02-W1, Class 2A, 7 1/2s, 2042	246,217	256,438
Ser. 01-T10, Class A2, 7 1/2s, 2041	158,183	164,928
Ser. 02-T4, Class A3, 7 1/2s, 2041	146,607	152,917
Ser. 02-T6, Class A2, 7 1/2s, 2041	56,607	58,948
Ser. 01-T12, Class A2, 7 1/2s, 2041	171,860	179,165
Ser. 01-T7, Class A1, 7 1/2s, 2041	503,126	522,980
Ser. 99-T2, Class A1, 7 1/2s, 2039	314,871	330,959
Ser. 00-T6, Class A1, 7 1/2s, 2030	140,564	146,776
Ser. 02-W3, Class A5,
7 1/2s, 2028	27,718	28,966
IFB Ser. 06-63, Class SP,
7.38s, 2036	231,236	254,932
IFB Ser. 06-60, Class TK,
7.32s, 2036	99,979	105,708
Ser. 02-26, Class A1, 7s, 2048	109,102	112,729
Ser. 03-W8, Class 2A, 7s, 2042	427,467	443,042
Ser. 02-T16, Class A2, 7s, 2042	672,884	696,616
Ser. 02-14, Class A1, 7s, 2042	191,811	197,950
IFB Ser. 06-104, Class ES,
6.8s, 2036	163,000	175,182
IFB Ser. 05-74, Class SK,
5.5s, 2035	243,282	247,126
IFB Ser. 05-74, Class CS,
5.39s, 2035	149,109	150,824
IFB Ser. 05-74, Class CP,
5.243s, 2035	130,797	133,955
IFB Ser. 05-76, Class SA,
5.243s, 2034	185,831	187,229
IFB Ser. 05-57, Class CD,
5.175s, 2035	126,911	128,673
IFB Ser. 06-8, Class PK,
5.12s, 2036	220,072	220,311
IFB Ser. 06-27, Class SP,
5.06s, 2036	157,000	160,117
IFB Ser. 06-8, Class HP,
5.06s, 2036	196,496	199,085
IFB Ser. 06-8, Class WK,
5.06s, 2036	298,930	299,941
IFB Ser. 05-106, Class US,
5.06s, 2035	314,905	321,762
IFB Ser. 05-99, Class SA,
5.06s, 2035	156,311	156,917
IFB Ser. 05-45, Class DA,
4.913s, 2035	308,926	311,770
IFB Ser. 05-74, Class DM,
4.877s, 2035	301,237	302,715
IFB Ser. 05-45, Class DC,
4.803s, 2035	171,626	172,462
IFB Ser. 06-60, Class CS,
4.583s, 2036	100,554	97,082

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 05-57, Class DC,
4.485s, 2034	$220,170 $	220,468
IFB Ser. 05-45, Class PC,
4.29s, 2034	90,879	90,410
IFB Ser. 03-66, Class SA, IO,
2.33s, 2033	285,117	21,918
IFB Ser. 03-48, Class S, IO,
2.23s, 2033	123,031	9,343
Ser. 03-W10, Class 1, IO,
1.952s, 2043	1,294,130	58,802
IFB Ser. 05-113, Class DI, IO,
1.91s, 2036	5,089,537	297,612
IFB Ser. 04-89, Class EI, IO,
1.83s, 2034	1,026,917	71,213
IFB Ser. 04-24, Class CS, IO,
1.83s, 2034	381,671	26,793
IFB Ser. 03-122, Class SA, IO,
1.78s, 2028	528,691	25,532
IFB Ser. 03-122, Class SJ, IO,
1.78s, 2028	550,188	26,993
IFB Ser. 04-60, Class SW, IO,
1.73s, 2034	721,282	49,917
IFB Ser. 05-65, Class KI, IO,
1.68s, 2035	575,380	29,623
Ser. 03-W8, Class 12, IO,
1.639s, 2042	2,739,784	116,989
IFB Ser. 05-42, Class SA, IO,
1.48s, 2035	597,721	32,645
IFB Ser. 05-73, Class SI, IO,
1.43s, 2035	147,866	8,179
IFB Ser. 05-17, Class ES, IO,
1.43s, 2035	309,721	19,977
IFB Ser. 05-17, Class SY, IO,
1.43s, 2035	143,791	9,144
IFB Ser. 05-82, Class SY, IO,
1.41s, 2035	674,356	33,816
IFB Ser. 05-45, Class SR, IO,
1.4s, 2035	954,544	48,647
IFB Ser. 05-95, Class CI, IO,
1.38s, 2035	323,803	20,468
IFB Ser. 05-84, Class SG, IO,
1.38s, 2035	562,429	33,267
IFB Ser. 05-69, Class AS, IO,
1.38s, 2035	145,346	7,820
IFB Ser. 05-54, Class SA, IO,
1.38s, 2035	654,354	31,900
IFB Ser. 05-23, Class SG, IO,
1.38s, 2035	464,566	28,385
IFB Ser. 05-29, Class SX, IO,
1.38s, 2035	551,926	31,087
IFB Ser. 05-29, Class SY, IO,
1.38s, 2035	1,384,476	85,331
IFB Ser. 05-57, Class CI, IO,
1.38s, 2035	411,195	21,590
IFB Ser. 05-17, Class SA, IO,
1.38s, 2035	417,022	25,056

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-17, Class SE, IO,
1.38s, 2035	$442,539	$26,214
IFB Ser. 05-57, Class DI, IO,
1.38s, 2035	989,158	50,293
IFB Ser. 04-92, Class S, IO,
1.38s, 2034	452,037	23,944
IFB Ser. 05-104, Class SI, IO,
1.38s, 2033	380,258	22,088
IFB Ser. 05-83, Class QI, IO,
1.37s, 2035	92,407	6,299
IFB Ser. 05-92, Class SC, IO,
1.36s, 2035	765,063	45,272
IFB Ser. 05-73, Class SD, IO,
1.36s, 2035	375,381	24,340
IFB Ser. 05-83, Class SL, IO,
1.35s, 2035	1,040,368	51,808
IFB Ser. 06-20, Class IG, IO,
1.33s, 2036	1,788,821	77,155
Ser. 03-W6, Class 11, IO,
1.286s, 2035	67,585	5
IFB Ser. 06-44, Class IS, IO,
1.28s, 2036	131,421	6,821
IFB Ser. 06-45, Class SM, IO,
1.28s, 2036	423,237	18,583
IFB Ser. 06-8, Class PS, IO,
1.28s, 2036	508,609	32,364
IFB Ser. 06-20, Class IB, IO,
1.27s, 2036	766,638	31,885
IFB Ser. 06-85, Class TS, IO,
1.24s, 2036	397,740	16,527
IFB Ser. 06-61, Class SE, IO,
1.23s, 2036	174,576	6,328
IFB Ser. 03-124, Class ST, IO,
1.18s, 2034	193,009	8,384
IFB Ser. 03-112, Class SA, IO,
1.18s, 2028	272,556	8,265
Ser. 03-W17, Class 12, IO,
1.157s, 2033	1,287,726	50,093
IFB Ser. 05-67, Class BS, IO,
0.83s, 2035	381,863	11,227
IFB Ser. 05-74, Class SE, IO,
0.78s, 2035	1,211,278	33,815
IFB Ser. 05-82, Class SI, IO,
0.78s, 2035	1,220,258	37,942
IFB Ser. 05-87, Class SE, IO,
0.73s, 2035	2,244,059	68,749
IFB Ser. 05-58, Class IK, IO,
0.68s, 2035	337,414	14,822
IFB Ser. 04-54, Class SW, IO,
0.68s, 2033	170,728	4,977
Ser. 02-T18, IO, 0.524s, 2042	7,453,078	92,938
Ser. 02-T4, IO, 0.451s, 2041	440,773	4,323
Ser. 02-26, IO, 0.241s, 2048	19,748,899	94,115
Ser. 03-W6, Class 21, IO,
0.004s, 2042	262,725	2
Ser. 371, Class 1, Principal Only
(PO), zero %, 2036	132,713	112,967

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Fannie Mae
Ser. 05-113, Class DO, PO,
zero %, 2036	$782,488	$635,376
Ser. 363, Class 1, PO, zero %, 2035	1,404,004	1,050,387
Ser. 361, Class 1, PO, zero %, 2035	571,273	460,772
Ser. 04-38, Class AO, PO,
zero %, 2034	448,482	326,131
Ser. 342, Class 1, PO, zero %, 2033	160,095	126,307
Ser. 02-82, Class TO, PO,
zero %, 2032	107,131	84,985
Ser. 04-61, Class CO, PO,
zero %, 2031	244,000	192,540
FRB Ser. 05-65, Class ER,
zero %, 2035	223,747	218,050
FRB Ser. 05-57, Class UL,
zero %, 2035	233,538	229,397
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	501,390	528,753
Ser. T-42, Class A5, 7 1/2s, 2042	50,211	52,416
Ser. T-41, Class 3A, 7 1/2s, 2032	301,246	314,336
Ser. T-60, Class 1A2, 7s, 2044	533,376	553,821
Ser. T-41, Class 2A, 7s, 2032	36,370	37,497
FFCA Secured Lending Corp.
Ser. 99-1A, Class C1, 7.59s, 2025	225,000	168,590
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	229,468
Ser. 97-C2, Class G, 7 1/2s, 2029	119,000	131,916
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	285,000	307,529
Freddie Mac
IFB Ser. 2990, Class LB,
3.348s, 2034	239,429	220,880
IFB Ser. 3153, Class UK,
7 1/2s, 2036	96,648	110,627
IFB Ser. 3182, Class PS,
7.32s, 2032	194,421	213,226
IFB Ser. 3202, Class HM,
6.65s, 2036	99,064	104,472
IFB Ser. 3153, Class SX,
6.65s, 2036	154,383	165,185
IFB Ser. 3081, Class DC,
5.22s, 2035	125,611	125,408
IFB Ser. 2976, Class KL,
4.877s, 2035	232,000	229,694
IFB Ser. 2990, Class DP,
4.767s,2034	197,776	195,856
IFB Ser. 3153, Class UT,
4.51s,2036	95,404	92,678
IFB Ser. 3065, Class DC,
3.9s, 2035	189,191	176,092
IFB Ser. 3031, Class BS,
3.425s, 2035	267,217	248,291
IFB Ser. 2990, Class WP,
3.302s, 2035	153,915	146,481

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2927, Class SI, IO,
3.18s, 2035	$353,971	$37,619
IFB Ser. 2828, Class GI, IO,
2.18s, 2034	391,476	35,430
IFB Ser. 2869, Class SH, IO,
1.98s, 2034	200,722	11,567
IFB Ser. 2869, Class JS, IO,
1.93s, 2034	950,794	53,862
IFB Ser. 2815, Class PT, IO,
1.73s, 2032	388,483	24,748
IFB Ser. 2594, Class SE, IO,
1.73s, 2030	357,143	17,643
IFB Ser. 2828, Class TI, IO,
1.73s, 2030	180,181	10,847
IFB Ser. 3033, Class SF, IO,
1.48s, 2035	270,832	10,495
IFB Ser. 3028, Class ES, IO,
1.43s, 2035	911,275	64,250
IFB Ser. 2922, Class SE, IO,
1.43s, 2035	530,975	26,549
IFB Ser. 3045, Class DI, IO,
1.41s, 2035	237,367	10,398
IFB Ser. 3136, Class NS, IO,
1.38s, 2036	223,943	13,317
IFB Ser. 3118, Class SD, IO,
1.38s, 2036	887,560	36,922
IFB Ser. 3054, Class CS, IO,
1.38s, 2035	198,832	9,072
IFB Ser. 3107, Class DC, IO,
1.38s, 2035	431,904	29,964
IFB Ser. 3066, Class SI, IO,
1.38s, 2035	619,301	41,986
IFB Ser. 2927, Class ES, IO,
1.38s, 2035	284,146	13,530
IFB Ser. 2950, Class SM, IO,
1.38s, 2016	396,119	21,430
IFB Ser. 3031, Class BI, IO,
1.37s, 2035	178,090	12,713
IFB Ser. 3067, Class SI, IO,
1.33s, 2035	720,640	49,998
IFB Ser. 2986, Class WS, IO,
1.33s, 2035	214,480	6,216
IFB Ser. 2962, Class BS, IO,
1.33s, 2035	1,187,978	56,576
IFB Ser. 3114, Class TS, IO,
1.33s, 2030	1,326,930	59,597
IFB Ser. 3128, Class JI, IO,
1.31s, 2036	203,613	11,143
IFB Ser. 2990, Class LI, IO,
1.31s, 2034	349,687	22,236
IFB Ser. 3065, Class DI, IO,
1.3s, 2035	135,486	8,837
IFB Ser. 3145, Class GI, IO,
1.28s, 2036	163,746	10,664
IFB Ser. 3114, Class GI, IO,
1.28s, 2036	183,339	12,310

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3174, Class BS, IO,
1.2s, 2036	$168,438	$6,629
IFB Ser. 3081, Class DI, IO,
1.16s, 2035	160,269	8,820
IFB Ser. 3016, Class SP, IO,
0.79s, 2035	175,335	5,068
IFB Ser. 3016, Class SQ, IO,
0.79s, 2035	389,333	11,376
IFB Ser. 2957, Class SW, IO,
0.68s, 2035	908,051	26,515
IFB Ser. 2815, Class S, IO,
0.68s, 2032	387,730	10,724
Ser. 236, PO, zero %, 2036	782,249	622,328
Ser. 231, PO, zero %, 2035	5,351,190	4,043,546
Ser. 228, PO, zero %, 2035	1,373,125	1,081,876
Ser. 3130, Class KO, PO,
zero %, 2034	88,988	70,573
FRB Ser. 3003, Class XF,
zero %, 2035	236,853	235,743
FRB Ser. 2958, Class FB,
zero %, 2035	382,959	357,831
FRB Ser. 3024, Class CF,
zero %, 2034	265,699	258,531
FRB Ser. 3046, Class UF,
zero %, 2033	101,139	98,356
GE Capital Commercial
Mortgage Corp. Ser. 04-C2,
Class A4, 4.893s, 2040	466,000	452,606
GE Capital Commercial
Mortgage Corp. 144A Ser. 00-1,
Class F, 7.514s, 2033	41,000	43,833
GMAC Commercial Mortgage
Securities, Inc. Ser. 04-C2,
Class A4, 5.301s, 2038	310,000	310,195
Government National
Mortgage Association
IFB Ser. 05-7, Class JM,
5.016s, 2034	247,208	245,784
IFB Ser. 05-84, Class SL,
3.1s, 2035	245,650	225,164
IFB Ser. 05-68, Class SN, IO,
1.88s, 2034	621,412	34,857
IFB Ser. 04-86, Class SW, IO,
1.43s, 2034	448,919	23,913
IFB Ser. 05-65, Class SI, IO,
1.03s, 2035	229,430	9,082
IFB Ser. 05-68, Class KI, IO,
0.98s, 2035	1,310,000	73,811
IFB Ser. 05-68, Class SI, IO,
0.98s, 2035	1,562,966	69,617
IFB Ser. 06-14, Class S, IO,
0.93s, 2036	408,435	14,787
IFB Ser. 05-51, Class SJ, IO,
0.88s, 2035	462,437	19,392
IFB Ser. 05-68, Class S, IO,
0.88s, 2035	904,008	36,893

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

Principal amount		Value

Government National
Mortgage Association
IFB Ser. 05-28, Class SA, IO,
0.88s, 2035	$1,130,894	$37,491
IFB Ser. 05-60, Class SJ, IO,
0.46s, 2034	761,765	20,811
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4,
5.56s, 2039	100,000	101,895
Ser. 04-GG2, Class A6,
5.396s, 2038	316,000	318,057
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L,
8.57s, 2015	95,000	95,532
Ser. 98-C1, Class F, 6s, 2030	99,000	99,391
Ser. 03-C1, Class X1, IO,
0.26s, 2040	7,319,013	132,176
JPMorgan Chase
Commercial Mortgage
Securities Corp.
Ser. 06-CB16, Class A4,
5.552s, 2045	109,000	110,465
Ser. 06-CB14, Class A4,
5.481s, 2044	140,000	141,159
Ser. 06-CB14, Class AM,
5.445s, 2044	145,000	146,949
Ser. 05-CB11, Class A4,
5.335s, 2037	474,000	473,704
Ser. 05-LDP2, Class AM,
4.78s, 2042	50,000	48,137
Ser. 06-LDP7, Class X, IO,
0.009s, 2045	48,443,429	45,416
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 04-FL1A, Class X1A, IO,
1.963s, 2019	55,001	138
LB Commercial Conduit Mortgage
Trust 144A Ser. 98-C4, Class J,
5.6s, 2035	119,000	107,555
LB-UBS Commercial Mortgage Trust
Ser. 04-C7, Class A6, 4.786s, 2029	128,000	123,714
LB-UBS Commercial
Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO,
0.112s, 2040	6,463,401	68,416
Ser. 06-C1, Class XCL, IO,
0.061s, 2041	12,444,895	138,044
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L,
9.07s, 2014	170,000	170,000
FRB Ser. 04-LLFA, Class H,
6.27s, 2017	66,000	66,124
Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO,
1.83s, 2036	645,205	33,008
IFB Ser. 06-5, Class 1A3, IO,
0.08s, 2036	177,124	751

COLLATERALIZED MORTGAGE OBLIGATIONS (34.6%)* continued

		Principal amount	Value
Mach One Commercial Mortgage Trust
144A Ser. 04-1A, Class H,
6.71s, 2040		$156,000	$151,008
Merrill Lynch Floating Trust 144A
Ser. 06-1, Class X1A, IO,
zero %, 2022		14,547,000	223,429
Merrill Lynch Mortgage Investors,
Inc. Ser. 98-C3, Class E, 6.917s, 2030		49,000	52,829
Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032		256,000	268,281
Ser. 05-HQ6, Class A4A,
4.989s, 2042		293,000	285,298
Ser. 04-HQ4, Class A7,
4.97s, 2040		151,000	148,090
Morgan Stanley Capital I 144A
Ser. 04-RR, Class F7, 6s, 2039		360,000	257,316
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E,
7.094s, 2030		78,000	80,097
PNC Mortgage Acceptance
Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		100,000	98,380
Ser. 00-C2, Class J, 6.22s, 2033		76,000	77,860
Pure Mortgages 144A FRB
Ser. 04-1A, Class F, 8.9s, 2034
(Ireland)		255,000	255,638
Titan Europe PLC 144A
FRB Ser. 05-CT1A, Class D,
6.22s, 2014 (Ireland)	GBP	144,492	275,576
FRB Ser. 05-CT2A, Class E,
5.763s, 2014 (Ireland)	GBP	41,408	78,974
FRB Ser. 04-2A, Class D,
4.4s, 2014 (Ireland)	EUR	88,077	112,412
FRB Ser. 04-2A, Class C,
4s, 2014 (Ireland)	EUR	36,870	47,057
URSUS EPC 144A FRB
Ser. 1-A, Class D, 5.64s,
2012 (Ireland)	GBP	80,146	152,854
Wachovia Bank Commercial
Mortgage Trust Ser. 04-C15,
Class A4, 4.803s, 2041		$226,000	217,982
Wachovia Bank Commercial Mortgage
Trust 144A FRB Ser. 05-WL5A,
Class L, 8.62s, 2018		100,000	99,909
Washington Mutual Asset
Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036		87,000	84,296

Total collateralized mortgage obligations
(cost $45,545,241)			$44,917,599

FOREIGN GOVERNMENT BONDS AND NOTES (25.8%)*

		Principal amount	Value

Austria (Republic of )
notes Ser. EMTN, 3 3/8s, 2012	CHF	2,900,000	$2,452,463
Austria (Republic of ) 144A
notes Ser. EMTN, 3.8s, 2013	EUR	3,000,000	3,848,427
Canada (Government of )
bonds 5 3/4s, 2033	CAD	750,000	848,172
Denmark (Kingdom of )
bonds 6s, 2009	DKK	9,640,000	1,757,741
Export Development Canada
government bonds 4s, 2007
(Canada)		$1,000,000	991,000
France (Government of )
bonds 4s, 2013	EUR	63	82
France (Government of )
bonds Ser. OATe, 3s, 2012	EUR	1,190,519	1,638,129
Ireland (Republic of ) bonds
5s, 2013	EUR	1,700,000	2,329,986
Italy (Republic of ) unsub.
notes Ser. 11, Tranche 1,
3 1/8s, 2010	CHF	1,900,000	1,564,593
Japan (Government of )
bonds Ser. 4, 1/2s, 2015	JPY	293,190,000	2,383,714
Japan (Government of ) 30 yr
bonds Ser. 23, 2 1/2s, 2036	JPY	151,000,000	1,306,032
Japan (Government of ) CPI
Linked bonds Ser. 8, 1s, 2016	JPY	218,085,000	1,842,092
Netherlands (Government of )
bonds 5s, 2012	EUR	4,500,000	6,122,698
Quebec (Province of ) notes 5s,
2009 (Canada)		$500,000	500,013
Spain (Kingdom of ) bonds
5s, 2012	EUR	3,000,000	4,078,965
Sweden (Government of )
debs. Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	596,002
United Kingdom treasury
bonds 4 1/4s, 2036	GBP	610,000	1,213,383

Total foreign government bonds and notes
(cost $32,292,236)			$33,473,492

ASSET-BACKED SECURITIES (14.3%)*

		Principal amount	Value

Ameriquest Finance NIM Trust 144A
Ser. 04-RN9, Class N2, 10s, 2034
(Cayman Islands)		$71,023	$66,051
Asset Backed Funding Corp. NIM
Trust 144A FRB Ser. 05-OPT1,
Class B1, 7.82s, 2035		37,000	29,261
Asset Backed Securities Corp. Home
Equity Loan Trust FRB
Ser. 05-HE1, Class A3, 5.61s, 2035		39,818	39,851
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO,
0.45s, 2034		1,098,553	4,981
Ser. 05-E, Class 2, IO,
0.306s, 2035		2,681,000	17,069

ASSET-BACKED SECURITIES (14.3%)* continued

	Principal amount	Value

Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.35s, 2011	$80,000	$81,039
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	82,000	81,068
Bear Stearns Asset Backed Securities
NIM Trust 144A
Ser. 04-HE10, Class A1, 4 1/4s,
2034 (Cayman Islands)	1,109	1,109
Ser. 04-HE10, Class A2, 5s, 2034
(Cayman Islands)	13,386	13,336
Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 04-FR3, Class M6,
8.57s, 2034	81,000	80,190
FRB Ser. 06-EC1, Class M9,
7.32s, 2035	100,000	82,969
Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10,
7.57s, 2036	100,000	90,031
Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	133,613	97,037
Ser. 00-A, Class A2, 7.575s, 2030	37,303	26,119
Ser. 99-B, Class A4, 7.3s, 2016	168,771	114,007
Ser. 99-B, Class A3, 7.18s, 2015	269,454	178,597
Capital One Multi-Asset Execution
Trust FRB Ser. 02-C1, Class C1,
8.07s, 2010	250,000	255,225
CARMAX Auto Owner Trust
Ser. 04-2, Class D, 3.67s, 2011	18,089	17,820
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.82s,
2011 (Cayman Islands)	187,363	194,581
FRB Ser. 04-AA, Class B3, 8.67s,
2011 (Cayman Islands)	45,550	46,422
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.4s, 2010	170,000	172,508
Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	10,183	10,592
CHEC NIM Ltd., 144A Ser. 04-2,
Class N3, 8s, 2034 (Cayman Islands)	11,350	10,960
Chester Asset Receivables Dealings
PLC FRB Ser. 02-B, Class C,
4.52s, 2009 (United Kingdom) EUR	240,000	308,150
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11,
7.82s, 2035	$76,000	64,422
FRB Ser. 05-HE4, Class M12,
7.37s, 2035	91,000	74,471
Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO,
8 1/2s, 2033	360,195	76,198
Ser. 00-2, Class A4, 8.48s, 2030	37,959	37,743
Ser. 00-4, Class A6, 8.31s, 2032	781,000	675,378
Ser. 00-5, Class A7, 8.2s, 2032	192,000	162,336

ASSET-BACKED SECURITIES (14.3%)* continued

		Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 00-1, Class A5, 8.06s, 2031		$155,026	$137,823
Ser. 00-4, Class A5, 7.97s, 2032		56,000	45,024
Ser. 00-4, Class A4, 7.73s, 2031		84,868	79,742
Ser. 01-4, Class A4, 7.36s, 2033		325,000	336,939
Ser. 01-1, Class A5, 6.99s, 2032		449,000	438,538
Countrywide Alternative Loan Trust
IFB Ser. 06-26CB, Class A2, IO,
0.48s, 2036		280,849	671
Countrywide Asset Backed
Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035		10,984	10,957
Ser. 04-BC1N, Class Note,
5 1/2s, 2035		8,694	8,682
Countrywide Home Loans
FRB Ser. 05-22, Class 2A1,
5.302s, 2035		325,780	324,355
Ser. 06-0A5, Class X, IO,
1.882s, 2046		959,040	42,707
Countrywide Home Loans 144A IFB
Ser. 05-R3, Class AS, IO, 0.699s,
2035 (SN)		3,438,205	94,145
CS First Boston Mortgage
Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034		42,364	41,728
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031		179,000	183,995
First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 7.657s, 2039		397,715	403,930
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034		31,987	29,283
Ser. 04-3, Class A, 4 1/2s, 2034		357	357
GE Capital Credit Card Master Note
Trust FRB Ser. 04-2, Class C,
5.8s, 2010		145,430	145,542
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 6.674s,
2042 (United Kingdom)		83,109	83,371
FRB Ser. 02-2, Class 1C, 6.626s,
2043 (United Kingdom)		70,000	70,463
FRB Ser. 03-2, Class 3C, 6.69s,
2043 (United Kingdom)	GBP	340,000	654,349
FRB Ser. 03-2, Class 2C1, 5.2s,
2043 (United Kingdom)	EUR	455,000	596,222
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$199,922	186,904
Ser. 94-4, Class B2, 8.6s, 2019		77,926	57,061
Ser. 99-5, Class A5, 7.86s, 2030		1,275,000	1,129,013
Ser. 95-4, Class B1, 7.3s, 2025		84,541	87,061
Ser. 99-3, Class A7, 6.74s, 2031		280,000	277,032
Ser. 99-3, Class A6, 6 1/2s, 2031		89,000	87,977
Ser. 99-1, Class A5, 6.11s, 2023		126,186	126,341
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		573,367	532,024
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO,
zero %, 2045		839,421	24,133
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011		170,180	168,988

ASSET-BACKED SECURITIES (14.3%)* continued

		Principal amount	Value

GSMPS Mortgage Loan Trust 144A IFB
Ser. 05-RP1, Class 1AS, IO,
0.898s, 2035 (SN)		$1,677,969	$52,358
Guggenheim Structured Real Estate
Funding, Ltd. 144A FRB
Ser. 05-1A, Class E, 7.12s, 2030
(Cayman Islands)		250,000	250,000
High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 5.95s,
2036 (Cayman Islands)		224,122	222,441
Holmes Financing PLC FRB Ser. 8,
Class 2C, 6.094s, 2040
(United Kingdom)		57,000	57,091
Home Equity Asset Trust 144A
Ser. 04-4N, Class A, 5s, 2034		3,635	3,562
Lehman Mortgage Trust IFB
Ser. 06-6, Class 1A3, IO,
1.18s, 2036		1,212,290	63,934
LNR CDO, Ltd. 144A FRB Ser.
02-1A, Class FFL, 8.07s, 2037
(Cayman Islands)		300,000	300,012
Long Beach Mortgage Loan Trust
144A FRB Ser. 06-WL3, Class B1,
7.82s, 2036		87,000	72,762
Lothian Mortgages PLC 144A FRB
Ser. 3A, Class D, 5.537s, 2039
(United Kingdom)	GBP	200,000	381,440
Marriott Vacation Club Owner
Trust 144A Ser. 04-1A, Class C,
5.265s, 2026		$23,020	22,715
MASTR Adjustable Rate
Mortgages Trust
Ser. 04-13, Class 3A6,
3.786s, 2034		224,000	215,387
Ser. 04-03, Class 4AX,
IO, 1.417s, 2034		214,641	4,786
Ser. 05-2, Class 7AX, IO,
0.168s, 2035		557,135	1,560
MASTR Asset Backed Securities NIM
Trust 144A Ser. 04-HE1A,
Class Note, 5.191s, 2034
(Cayman Islands)		1,812	1,801
MBNA Credit Card Master Note Trust
FRB Ser. 03-C5, Class C5,
6 1/2s, 2010		170,000	172,662
Merrill Lynch Mortgage
Investors, Inc.
FRB Ser. 05-A9, Class 3A1,
5.293s, 2035		430,953	428,933
Ser. 04-WMC3, Class B3, 5s, 2035		66,000	64,640
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands)		2,338	2,303
Ser. 04-WM3N, Class N1,
4 1/2s, 2035		4,438	4,340
Ser. 04-WM2N, Class N1,
4 1/2s, 2034		2,562	2,535

ASSET-BACKED SECURITIES (14.3%)* continued

		Principal amount	Value

MMCA Automobile Trust Ser. 02-1,
Class B, 5.37s, 2010		$53	$53
Morgan Stanley ABS Capital I FRB
Ser. 04-HE8, Class B3, 8.52s, 2034		50,000	50,539
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011		9,474	9,440
Ser. 04-HB2, Class E, 5s, 2012		58,280	57,492
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.395s, 2035		493,307	492,629
Nomura Asset Acceptance Corp.
144A Ser. 04-R2, Class PT,
9.087s, 2034		48,146	50,372
Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029		256,847	226,872
Ser. 00-A, Class A2, 7.765s, 2017		39,779	31,064
Ser. 00-D, Class A4, 7.4s, 2030		309,000	201,330
Ser. 02-B, Class A4, 7.09s, 2032		101,382	90,416
Ser. 01-D, Class A4, 6.93s, 2031		204,289	161,084
Ser. 01-C, Class A2, 5.92s, 2017		112,615	58,791
Ser. 02-C, Class A1, 5.41s, 2032		346,274	299,444
Ser. 01-E, Class A2, 5.05s, 2019		316,406	247,843
Ser. 02-A, Class A2, 5.01s, 2020		184,147	141,586
Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4,
7.21s, 2030		76,657	68,251
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.902s,
2018 (Ireland)		50,000	51,953
FRB Ser. 05-A, Class E, 10.002s,
2012 (Ireland)		53,000	54,060
Park Place Securities, Inc. 144A
FRB Ser. 05-WCW2, Class M11,
7.82s, 2035		73,000	51,852
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.54s, 2042
(United Kingdom)		120,000	121,268
FRB Ser. 4, Class 3C, 6.19s, 2042
(United Kingdom)		177,000	178,759
FRB Ser. 5, Class 2C, 6.04s, 2042
(United Kingdom)		49,000	49,152
FRB Ser. 6, Class 3C, 5.666s, 2042
(United Kingdom)	GBP	204,000	390,041
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 6.39s,
2011 (United Kingdom)		$120,000	119,992
FRB Ser. 04-2A, Class C, 6.27s,
2011 (United Kingdom)		100,000	99,680
Providian Gateway Master Trust
144A FRB Ser. 04-EA, Class D,
6 1/4s, 2011		152,000	153,126
Residential Asset Securities Corp.
144A FRB Ser. 05-KS10, Class B,
8.07s, 2035		79,000	70,538
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.23s, 2036		90,054	1,105
Residential Mortgage Securities
144A FRB Ser. 20A, Class B1A,
5.693s, 2038 (United Kingdom) GBP		50,000	94,845

ASSET-BACKED SECURITIES (14.3%)* continued

	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands)	$5,540	$1,053
Ser. 03-BC2A, Class A, 7 3/4s,
2033 (Cayman Islands)	21,746	1,740
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands)	31,189	1,772
Ser. 04-10A, Class A, 5s, 2034
(Cayman Islands)	2,971	2,971
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)	6,890	689
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands)	4,127	248
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands)	5,147	206
Sasco Net Interest Margin Trust
144A Ser. 05-WF1A, Class A,
4 3/4s, 2035 (Cayman Islands)	7,805	7,779
Sharps SP I, LLC Net Interest
Margin Trust 144A Ser. 04-HE2N,
Class NA, 5.43s, 2034
(Cayman Islands)	1,975	1,975
Soundview Home Equity Loan Trust
144A FRB Ser. 05-CTX1, Class B1,
7.82s, 2035	42,000	35,871
Structured Adjustable Rate Mortgage
Loan Trust
Ser. 04-10, Class 1A1, 4.908s, 2034	40,315	40,644
Ser. 05-9, Class AX, IO,
0.894s, 2035	2,908,085	43,621
Ser. 04-19, Class 2A1X, IO,
0.669s, 2035	1,280,158	13,602
Structured Asset Investment Loan
Trust 144A FRB Ser. 06-BNC2,
Class B1, 7.82s, 2036	84,000	75,372
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.874s, 2015	407,745	407,235
Structured Asset
Securities Corp.
IFB Ser. 05-10, Class 3A3,
5.17s, 2034	247,393	230,620
IFB Ser. 05-6, Class 5A8,
3.26s, 2035	325,667	275,140
TIAA Real Estate CDO, Ltd. 144A
FRB Ser. 02-1A, Class III, 7.6s,
2037 (Cayman Islands)	188,000	202,481
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR12,
Class 2A5, 4.319s, 2035	1,716,000	1,681,932
WFS Financial Owner Trust
Ser. 04-3, Class D, 4.07s, 2012	31,670	31,339
Whole Auto Loan Trust 144A
Ser. 04-1, Class D, 5.6s, 2011	39,612	39,418

Total asset-backed securities (cost $18,731,957)		$18,559,425

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (8.3%)*

	Principal amount	Value

Federal Home Loan Mortgage
Corporation Pass-Through
Certificates
6s, with due dates from
July 1, 2021 to July 1, 2034	$203,473	$206,491
5 1/2s, June 1, 2035	161,778	160,401
5 1/2s, April 1, 2020	171,491	171,772
5 1/2s, TBA, November 1, 2036	1,000,000	989,219
Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from
March 1, 2033 to April 1, 2035	565,172	581,796
7s, February 1, 2016	24,369	25,367
6 1/2s, October 1, 2033	13,874	14,186
6s, with due dates from
May 1, 2021 to March 1, 2035	1,275,608	1,295,310
5 1/2s, with due dates from
August 1, 2035 to August 1, 2036	1,069,337	1,057,647
5 1/2s, with due dates from
May 1, 2009 to October 1, 2020	813,311	815,693
5 1/2s, TBA, November 1, 2036	2,900,000	2,865,789
5s, with due dates from March 1,
2021 to September 1, 2035	993,706	961,344
5s, May 1, 2020	38,071	37,553
4 1/2s, March 1, 2020	15,295	14,818
4 1/2s, TBA, November 1, 2021	800,000	774,000
4s, with due dates from
May 1, 2019 to September 1, 2020	785,229	745,669

Total U.S. government agency mortgage obligations
(cost $10,696,612)		$10,717,055

U.S. TREASURY OBLIGATIONS (0.6%)* (cost $755,831)

	Principal amount	Value

U.S. Treasury Bonds 6 1/4s,
May 15, 2030	$646,000	$780,146

CORPORATE BONDS AND NOTES (7.8%)*

	Principal amount	Value

Basic Materials (—%)
Lafarge SA notes 6 1/2s, 2016
(France)	$5,000	$5,113

Communication Services (0.3%)
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	100,000	101,800
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	60,000	78,621
Telefonica Europe BV company
guaranty 7 3/4s, 2010
(Netherlands)	150,000	162,313
		342,734

CORPORATE BONDS AND NOTES (7.8%)* continued

		Principal amount	Value

Consumer Cyclicals (0.1%)
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009		$40,000	$41,691
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011		155,000	155,116
			196,807

Consumer Staples (0.4%)
Comcast Corp. company
guaranty 5.9s, 2016		155,000	156,006
CVS Corp. 144A pass-through
certificates 6.117s, 2013		67,831	68,706
Echostar DBS Corp.
sr. notes 5 3/4s, 2008		230,000	228,563
News America, Inc. debs.
7 1/4s, 2018		5,000	5,526
			458,801

Financial (2.0%)
Bayerische Landesbank
bonds Ser. 5, 5 1/4s, 2009
(Germany)	EUR	1,500,000	1,976,670
Bosphorus Financial Services, Ltd.
144A sec. FRN 7.205s, 2012
(Cayman Islands)		$275,000	272,998
CIT Group, Inc. sr. notes 5s, 2014		155,000	150,272
General Electric Capital Corp.
144A sub. notes FRN
4 5/8s, 2066	EUR	90,000	115,861
Lehman Brothers Holdings, Inc.
sub. notes 5 3/4s, 2017		$30,000	30,361
Mizuho Financial Group Cayman,
Ltd. bank guaranty 8 3/8s, 2049
(Cayman Islands)		80,000	84,344
Nationwide Financial Services,
Inc. notes 5 5/8s, 2015		35,000	34,933
			2,665,439

Government (3.6%)
European Investment Bank
supranational bank bonds 3 1/2s,
2014 (Luxembourg)	CHF	700,000	604,056
Norddeutsche Landesbank
Girozentrale bonds Ser. 7,
5 3/4s, 2010 (Germany)	EUR	1,500,000	2,056,119
Oester Postspark Bawag foreign
government guaranty Ser. EMTN,
3 1/4s, 2011 (Austria)	CHF	2,375,000	1,986,324
			4,646,499

Health Care (0.1%)
Bayer Corp. 144A FRB 6.2s, 2008		$75,000	75,293

Transportation (0.1%)
BAA PLC company guaranty 4 1/2s,
2018 (United Kingdom)	EUR	155,000	196,837

CORPORATE BONDS AND NOTES (7.8%)* continued

		Principal amount		Value

Utilities & Power (1.2%)
AEP Texas Central Co.
sr. notes Ser. D, 5 1/2s, 2013			$40,000	$41,443
Arizona Public Services Co.
notes 6 1/2s, 2012			25,000	25,896
Consumers Energy Co. 1st mtge.
Ser. B, 5 3/8s, 2013			265,000	262,816
Fortum Oyj sr. unsecd.
notes Ser. 14, Class EMTN,
4 1/2s, 2016 (Finland)		EUR	255,000	330,664
National Fuel Gas Co.
notes 5 1/4s, 2013			$40,000	39,287
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009			150,000	155,580
Veolia Environnement
sr. unsub. notes Ser. EMTN,
5 3/8s, 2018 (France)		EUR	505,000	684,492
York Power Funding 144A
notes 12s, 2007
(Cayman Islands) (In default) (F) †			$31,034	2,588
				1,542,766

Total corporate bonds and notes (cost $8,799,957)				$10,130,289

PURCHASED OPTIONS OUTSTANDING (0.5%)*

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate
swap with Citibank, N.A.
London for the right to pay a
fixed rate swap of 4.1925%
versus the six month
EUR-EURIBOR-Telerate
maturing October 13, 2016.	EUR	6,676,000	Oct-11 / 4.193	$150,303
Option on an interest rate
swap with Citibank, N.A.
London for the right to
receive a fixed rate swap of
4.1925% versus the six
month EUR-EURIBOR-
Telerate maturing
October 13, 2016.	EUR 5,263,000		Oct-11 / 4.193	149,591

PURCHASED OPTIONS OUTSTANDING (0.5%)* continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with Lehman Brothers
for the right to receive a
fixed rate swap of 4.148%
versus the six month EUR-
EURIBOR-Telerate maturing
October 10, 2016.	EUR 5,263,000	Oct-11 / 4.148	$145,763
Option on an interest rate
swap with Lehman Brothers
for the right to pay a fixed
rate swap of 4.148% versus
the six month EUR-
EURIBOR-Telerate maturing
October 10, 2016.	EUR 6,676,000	Oct-11 / 4.148	155,927

Total purchased options outstanding (cost $603,760)			$601,584

SHORT-TERM INVESTMENTS (11.9%)*

		Principal amount/shares	Value

Putnam Prime Money Market
Fund (e)		14,753,105	$14,753,105
U.S. Treasury Bills for an
effective yield of 4.76%,
November 30, 2006 #		$732,000	729,193
U.S. Treasury Bills for an
effective yield of 4.675%,
November 30, 2006 #		20,000	19,925

Total short-term investments (cost $15,502,223)			$15,502,223

TOTAL INVESTMENTS
Total investments (cost $132,927,817)			$134,681,813

* Percentages indicated are based on net assets of $129,777,420.

† Non-income-producing security.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2006.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(SN) The securities noted above were purchased during the period for an aggregate cost of $198,365. During the period, questions arose regarding a potential misidentification of the characteristics of these securities. As a result of initial inquiries into the matter, the values of these securities were adjusted. As of October 31, 2006, the aggregate values of these securities totaled $146,503. The securities subsequently were sold for a total of $161,324. An investigation of the facts surrounding the acquisition and valuation of these securities is currently underway to determine whether the fund may have claims against other parties in this regard.

At October 31, 2006, liquid assets totaling $46,538,218 have been designated as collateral for open forward commitments, swap contracts, options, and forwards contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at October 31, 2006.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at October 31, 2006.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at October 31, 2006 (as a percentage of Portfolio Value):

Austria	6.2%
Canada	1.7
Cayman Islands	1.3
Denmark	1.3
France	1.7
Germany	3.0
Ireland	2.6
Italy	1.2
Japan	4.1
Netherlands	4.7
Spain	3.0
United Kingdom	4.1
United States	64.0
Other	1.1

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 10/31/06 (aggregate face value $55,331,790)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 6,113,856	$ 5,938,043	1/17/07	$ 175,813
Brazilian Real	315,742	315,118	1/17/07	624
British Pound	5,954,562	5,879,647	12/20/06	74,915
Canadian Dollar	1,299,531	1,291,577	1/17/07	7,954
Czech Republic Koruna	143,233	143,475	12/20/06	(242)
Euro	15,647,091	15,710,936	12/20/06	(63,845)
Hungarian Forint	170,637	160,455	12/20/06	10,182
Japanese Yen	20,090,780	20,553,053	11/15/06	(462,273)
Korean Won	2,378,610	2,329,776	11/15/06	48,834
Malaysian Ringgit	267,203	267,903	11/15/06	(700)
Mexican Peso	590,816	579,784	1/17/07	11,032
Polish Zloty	462,198	451,012	12/20/06	11,186
Singapore Dollar	219,503	218,072	11/15/06	1,431
South African Rand	363,343	337,282	1/17/07	26,061
Swedish Krona	332,115	329,689	12/20/06	2,426
Swiss Franc	1,051	1,034	12/20/06	17
Taiwan Dollar	649,252	662,043	11/15/06	(12,791)
Thai Baht	167,717	162,891	11/15/06	4,826

Total				$(164,550)

FORWARD CURRENCY CONTRACTS TO SELL at 10/31/06 (aggregate face value $27,950,089)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$ 997,457	$ 990,830	12/20/06	$ (6,627)
Canadian Dollar	2,123,822	2,121,325	1/17/07	(2,497)
Danish Krone	1,152,817	1,157,101	12/20/06	4,284
Euro	3,340,967	3,323,567	12/20/06	(17,400)
Japanese Yen	327,165	324,565	2/21/07	(2,600)
Japanese Yen	8,517,235	8,634,516	11/15/06	117,281
Mexican Peso	324,066	321,642	1/17/07	(2,424)
Norwegian Krone	2,042,155	2,034,890	12/20/06	(7,265)
Swedish Krona	1,248,244	1,240,090	12/20/06	(8,154)
Swiss Franc	7,759,160	7,801,563	12/20/06	42,403

Total				$117,001

FUTURES CONTRACTS OUTSTANDING at 10/31/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Long)	4	$ 292,190	Dec-06	$ (169)
Canadian Government Bond 10 yr (Short)	5	512,037	Dec-06	(6,663)
Euro-Bobl 5 yr (Long)	149	20,863,404	Dec-06	24,804
Euro-Bund 10 yr (Long)	23	3,458,594	Dec-06	10,373
Euro-Buxl 30 yr (Long)	13	1,686,069	Dec-06	53,053
Euro-Dollar 90 day (Long)	154	36,490,300	Mar-07	(26,056)
Euro-Dollar 90 day (Short)	165	39,288,563	Dec-07	5,004
Euro-Schatz 2 yr (Short)	247	32,754,063	Dec-06	5,767
Euro-Sterling 90 day (Long)	88	19,856,807	Sep-07	16,766
Euro-Yen 90 day (Long)	118	25,036,267	Jun-07	65,764
Euro-Yen 90 day (Short)	59	12,551,567	Dec-06	(24,218)
Euro-Yen 90 day (Short)	59	12,492,901	Dec-07	(43,753)
Japanese Government Bond 10 yr (Long)	19	21,855,444	Dec-06	73,060
U.K. Gilt 10 yr (Long)	23	4,825,653	Dec-06	9,231
U.S. Treasury Bond 20 yr (Long)	148	16,673,125	Dec-06	128,148
U.S. Treasury Note 10 yr (Long)	69	7,467,094	Dec-06	(11,973)
U.S. Treasury Note 5 yr (Short)	236	24,912,750	Dec-06	(171,373)
U.S. Treasury Note 2 yr (Short)	177	36,179,906	Dec-06	27,160

Total				$ 134,925

WRITTEN OPTIONS OUTSTANDING at 10/31/06 (premiums received $323,410)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank for the obligation to pay a fixed rate
of 1.165% versus the six month JPY-LIBOR maturing on April 3, 2008.	JPY 2,519,922,000	Mar-07 / 1.165	$ 74,082

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 4.55% versus the three month USD-LIBOR-BBA
maturing on July 5, 2017.	$3,570,000	Jul-07 / 4.55	14,730

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.55% versus the three month USD-LIBOR-BBA
maturing on July 5, 2017.	3,570,000	Jul-07 / 4.55	170,027

Total			$258,839

TBA SALE COMMITMENTS OUTSTANDING at 10/31/06 (proceeds receivable $3,836,254)

	Principal	Settlement
Agency	amount	date	Value

FHLMC, 5 1/2s, November 1, 2036	$ 300,000	11/13/06	$ 296,766
FNMA, 5 1/2s, November 1, 2036	3,600,000	11/13/06	3,557,531

Total			$3,854,297

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/06

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$108,000		10/2/16	5.15631%	3 month USD-LIBOR-BBA	$ (156)

	1,720,000		5/31/16	5.58909%	3 month USD-LIBOR-BBA	(83,735)

	3,200,000		9/1/15	4.53%	3 month USD-LIBOR-BBA	138,329

	4,100,000		3/30/09	3.075%	3 month USD-LIBOR-BBA	189,487

Citibank, N.A.
NOK	21,600,000		7/14/10	6 month NOK-NIBOR-NIBR	3.40%	(120,178)

EUR	2,700,000		7/14/10	2.7515%	6 month
					EUR-EURIBOR-Telerate	134,168

	$3,210,000		7/27/09	5.504%	3 month USD-LIBOR-BBA	(81,591)

JPY	230,000,000		4/22/13	1.9225%	6 month JPY-LIBOR-BBA	(47,477)

JPY	1,033,168,000	(E)	4/3/08	6 month JPY-LIBOR-BBA	1.165%	29,083

JPY	73,000,000		4/21/36	6 month JPY-LIBOR-BBA	2.775%	25,940

	$160,000		4/7/14	5.377%	3 month USD-LIBOR-BBA	(2,822)

AUD	6,218,000		8/4/09	3 month AUD-BBR-BBSW	6.315%	(7,014)

EUR	1,100,000		7/22/10	2.825%	6 month
					EUR-EURIBOR-Telerate	50,993

NOK	8,600,000		7/22/10	6 month NOK-NIBOR-NIBR	3.52%	(42,433)

EUR	1,233,000		9/29/08	3.742%	6 month
					EUR-EURIBOR-Telerate	3,457

JPY	530,000,000		2/10/16	6 month JPY-LIBOR-BBA	1.755%	(15,027)

EUR	1,233,000		9/26/08	3.77%	6 month
					EUR-EURIBOR-Telerate	2,574

EUR	1,233,000		9/19/08	3.865%	6 month
					EUR-EURIBOR-Telerate	(274)

	$12,780,000		9/29/13	5.078%	3 month USD-LIBOR-BBA	5,954

NOK	42,199,000		9/15/08	6 month NOK-NIBOR-NIBR	4.48%	(9,290)

NOK	31,737,000		9/13/10	4.5875%	6 month NOK-NIBOR-NIBR	12,319

JPY	222,000,000		9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(2,558)

CAD	7,715,500		8/22/08	3 month CAD-BA-CDOR	4.3535%	19,034

CAD	1,839,000		8/22/16	4.6535%	3 month CAD-BA-CDOR	(30,781)

CAD	2,660,000		8/4/09	4.497%	3 month CAD-BA-CDOR	(20,374)

Credit Suisse First Boston International
	$932,200		7/9/14	4.945%	3 month USD-LIBOR-BBA	(2,335)

Credit Suisse International
	161,000		9/28/16	5.10886%	3 month USD-LIBOR-BBA	395

EUR	993,000		7/17/21	6 month EUR-EURIBOR-
				Telerate	4.445%	61,875

EUR	3,841,000		7/17/13	4.146%	6 month
					EUR-EURIBOR-Telerate	(86,778)

EUR	4,635,000		7/17/09	6 month EUR-EURIBOR-
				Telerate	3.896%	16,401

GBP	284,000		4/3/36	GBP 715,462 at maturity	6 month GBP-LIBOR-BBA	(22,802)

	$284,000		3/21/16	3 month USD-LIBOR-BBA	5.20497%	1,441

EUR	9,446,000	(E)	3/7/08	3 month EUR-EURIBOR-
				Telerate	3.525%	(50,273)

EUR	19,329,000	(E)	2/10/08	3.313%	3 month
					EUR-EURIBOR-Telerate	153,405

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/06 continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
HUF	157,860,000	10/3/11	8.18%	6 month HUF-BUBOR-REUTERS	$ (16,035)

Goldman Sachs International
	$131,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(6,083)

	480,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(7,278)

	100,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(1,429)

JPMorgan Chase Bank, N.A.
CAD	5,000,000	3/1/08	3 month CAD-BA-CDOR	4.215%	(885)

JPY	496,000,000	7/24/13	1.7875%	6 month JPY-LIBOR-BBA	(75,516)

JPY	2,049,000,000	7/24/08	6 month JPY-LIBOR-BBA	0.905%	49,359

$ 3,400,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	98,944

	6,600,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	26,943

	13,778,000	5/4/08	3 month USD-LIBOR-BBA	5.37%	218,723

	4,462,000	5/4/16	5.62375%	3 month USD-LIBOR-BBA	(227,974)

JPY	730,000,000	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(146,135)

	$487,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(16,155)

	2,000,000	5/10/35	5.062%	3 month USD-LIBOR-BBA	36,403

	4,000,000	5/10/15	3 month USD-LIBOR-BBA	4.687%	(77,211)

	3,490,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(689)

	2,510,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	5,355

	8,000,000	5/10/07	4.062%	3 month USD-LIBOR-BBA	768

	109,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(1,260)

	26,000,000	12/23/15	5.036%	3 month USD-LIBOR-BBA	(157,491)

Lehman Brothers International (Europe)
	554,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(1,626)

	223,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	3,249

	223,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(3,206)

	554,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	1,676

	157,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(5,158)

	429,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(7,130)

EUR	1,470,000	10/5/21	6 month EUR-EURIBOR-
			Telerate	4.093%	12,279

EUR	5,560,000	10/5/13	3.8975%	6 month
				EUR-EURIBOR-Telerate	(5,930)

EUR	6,710,000	10/5/09	6 month EUR-EURIBOR-
			Telerate	3.825%	(5,018)

PLN	4,870,000	9/29/08	6 month PLZ-WIBOR-WIBO	5.04%	5,979

PLN	4,930,000	9/26/08	6 month PLZ-WIBOR-WIBO	4.99%	4,423

Lehman Brothers Special Financing, Inc.
JPY	1,000,000,000	10/21/15	1.61%	6 month JPY-LIBOR-BBA	133,380

	$287,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	1,312

GBP	280,000	3/15/36	677,833.33 GBP at maturity	6 month GBP-LIBOR-BBA	(3,416)

PLN	4,930,000	9/19/08	6 month PLZ-WIBOR-WIBO	4.96%	3,803

JPY	365,000,000	9/8/13	1.58375%	6 month JPY-LIBOR-BBA	(6,118)

JPY	1,540,000,000	9/8/08	6 month JPY-LIBOR-BBA	0.80625%	681

GBP	3,130,000	8/16/11	5.24%	3 month GBP-LIBOR-BBA	(19,659)

Merrill Lynch Capital Services, Inc.
EUR	2,600,000	7/26/10	2.801%	6 month
				EUR-EURIBOR-Telerate	122,595

NOK	21,500,000	7/26/10	6 month NOK-NIBOR-NIBR	3.54%	(106,459)

NOK	50,891,000 (E)	4/11/08	3 month NOK-NIBOR-NIBR	4.13%	(23,732)

JPY	247,000,000	10/31/16	1.90%	6 month JPY-LIBOR-BBA	(3,330)

CAD	1,839,000	10/25/16	4.65%	3 month CAD-BA-CDOR	(26,608)

CAD	7,715,500	10/25/08	3 month CAD-BA-CDOR	4.35%	20,909

JPY	67,800,000	10/18/36	6 month JPY-LIBOR-BBA	2.655%	8,673

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/06 continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc. continued
JPY	145,600,000		10/18/16	1.9475%	6 month JPY-LIBOR-BBA	$ (7,915)

	$1,650,000	(E)	11/22/16	4.1735%	3 month U.S. Bond Market
					Association Municipal Swap
					Index	(68,368)

	1,160,000	(E)	11/22/16	3 month USD-LIBOR-BBA	5.711%	51,620

CAD	5,285,000		8/2/09	4.464%	3 month CAD-BA-CDOR	(35,563)

Total						$ (37,346)

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/06

			Fixed payments	Total return	Unrealized
	Swap counterparty /	Termination	received (paid) by	received by	appreciation/
	Notional amount	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
	$ 570,000	11/1/06	7.5 bp plus	The spread	$ 939
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

Credit Suisse International
GBP	284,000	4/3/36	430,367 GBP	GBP Non-revised	1,243
			at maturity	Retail Price
Index

Deutsche Bank AG London
	$ 570,000	11/1/06	5 bp plus	The spread	871
			nominal spread	return of Lehman
			of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

Goldman Sachs Capital Markets, L.P.
	530,000	11/1/06	5 bp plus change	The spread	801
			in spread	return of Lehman
			of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
multiplied by
the modified
duration factor

Goldman Sachs International
	275,000	9/15/11	678 bp (1 month	Ford Credit Auto	662
			USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

	1,770,000	12/1/06	5 bp plus change	The spread	6,386
			in spread	return of Lehman
			of Lehman	Brothers Aaa
			Brothers Aaa	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
multiplied by
the modified
duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/06 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International continued

EUR	3,238,000	10/31/11	2.12%	Eurostat	$ 6,612
				Eurozone HICP
				excluding tobacco

EUR	3,238,000	10/31/11	(1.935%)	French Consumer	(1,239)
				Price Index
				excluding tobacco

JPMorgan Chase Bank, N.A.
EUR	3,070,000	7/21/11	(2.295%)	Euro Non-revised	(51,711)
				Consumer Price
				Index excluding
				tobacco

EUR	3,070,000	7/21/11	2.2325%	Euro Non-revised	61,104
				Consumer Price
				Index excluding
				tobacco

GBP	3,130,000	8/16/11	3.015%	GBP Non-revised	21,345
				UK Retail Price
				Index excluding
				tobacco

Lehman Brothers Special Financing, Inc.
EUR	3,238,000	4/26/11	2.11%	French Non-	39,260
				revised Consumer
				Price Index
				excluding tobacco

EUR	3,238,000	4/26/11	(2.115%)	Euro Non-revised	3,720
				Consumer Price
				Index excluding
				tobacco

GBP	280,000	3/15/36	423,793 GBP at	GBP Non-revised	1,655
			maturity	Retail Price
				Index

Total					$91,648

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/06

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received **		amount	date	fund per annum	(depreciation)

Deutsche Bank AG
DJ CDX NA IG Series 7	$ —		$257,000	12/20/13	(50 bp)	$ (903)

DJ CDX NA IG Series 7
Index 7-10% tranche	—		257,000	12/20/13	55 bp	1,482

DJ iTraxx Europe Series
6 Version 1	1,391	EUR	451,000	12/20/13	(40 bp)	(1,075)

DJ iTraxx Europe Series
6 Version 1, 6-9%
tranche	—	EUR	451,000	12/20/13	43 bp	1,169

Goldman Sachs International
DJ CDX NA IG Series 6
Index 7-10% tranche	—		$421,000	6/20/13	55 bp	3,512

DJ CDX NA IG Series 6
Index	181		421,000	6/20/13	(50 bp)	(1,528)

DJ CDX NA IG Series 7
Index	—		429,000	12/20/13	(50 bp)	(1,497)

DJ CDX NA IG Series 7
Index 7-10% tranche	—		429,000	12/20/13	56 bp	2,715

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/06 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received **		amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG Series 7
Index	$ 240		$405,000	12/20/13	(50 bp)	$ (1,147)

DJ CDX NA IG Series 7
Index 7-10% tranche	—		405,000	12/20/13	54.37 bp	2,117

DJ iTraxx EUR Series 5
Index	1,912	EUR	355,000	6/20/13	(50 bp)	(3,003)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	355,000	6/20/13	53.5 bp	5,745

DJ iTraxx Europe Series
6 Version 1, 6-9%
tranche	—	EUR	540,000	12/20/13	45.25 bp	2,541

DJ iTraxx Europe Series
6 Version 1	1,332	EUR	540,000	12/20/13	(40 bp)	(1,642)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 7
Index	263		$444,000	12/20/13	(50 bp)	(1,274)

DJ CDX NA IG Series 7
Index, 7-10% tranche	—		444,000	12/20/13	53 bp	1,979

DJ iTraxx EUR Series 5
Index	1,700	EUR	355,000	6/20/13	(50 bp)	(3,215)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	355,000	6/20/13	57 bp	6,673

Total						$12,649

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $118,174,712)	$119,928,708
Affiliated issuers (identified cost $14,753,105) (Note 5)	14,753,105

Cash	8,768

Foreign currency (cost $1,548,903) (Note 1)	1,572,251

Interest and other receivables	1,197,426

Receivable for shares of the fund sold	110,838

Receivable for securities sold	131,625

Receivable for sales of delayed delivery securities (Note 1)	3,843,404

Receivable for variation margin (Note 1)	248,085

Receivable for open forward currency contracts (Note 1)	586,053

Receivable for closed forward currency contracts (Note 1)	174,111

Unrealized appreciation on swap contracts (Note 1)	1,824,460

Receivable for closed swap contracts (Note 1)	15,442

Total assets	144,394,276

LIABILITIES

Payable for securities purchased	2,616,058

Payable for purchases of delayed delivery securities (Note 1)	4,617,306

Payable for shares of the fund repurchased	340,540

Payable for compensation of Manager (Notes 2 and 5)	112,210

Payable for investor servicing and custodian fees (Note 2)	64,173

Payable for Trustee compensation and expenses (Note 2)	89,676

Payable for administrative services (Note 2)	2,331

Payable for distribution fees (Note 2)	43,117

Payable for open forward currency contracts (Note 1)	633,602

Payable for closed forward currency contracts (Note 1)	162,941

Written options outstanding, at value (premiums received $323,410) (Notes 1 and 3)	258,839

TBA sale commitments, at value (proceeds receivable $3,836,254) (Note 1)	3,854,297

Unrealized depreciation on swap contracts (Note 1)	1,757,509

Premiums received on swap contracts (Note 1)	7,019

Other accrued expenses	57,238

Total liabilities	14,616,856

Net assets	$129,777,420

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$157,257,186

Undistributed net investment income (Note 1)	4,429,761

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(33,889,542)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,980,015

Total — Representing net assets applicable to capital shares outstanding	$129,777,420

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($87,210,149 divided by 7,194,062 shares)	$12.12

Offering price per class A share (100/96.25 of $12.12)*	$12.59

Net asset value and offering price per class B share ($15,237,918 divided by 1,261,227 shares)**	$12.08

Net asset value and offering price per class C share ($2,711,787 divided by 224,292 shares)**	$12.09

Net asset value and redemption price per class M share ($21,973,662 divided by 1,824,549 shares)	$12.04

Offering price per class M share (100/96.75 of $12.04)***	$12.44

Net asset value, offering price and redemption price per class R share ($126,891 divided by 10,473 shares)	$12.12

Net asset value, offering price and redemption price per class Y share ($2,517,013 divided by 207,514 shares)	$12.13

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/06

INVESTMENT INCOME
Interest (including interest income of $430,207 from investments in affiliated issuers) (Note 5)	$ 5,666,903

EXPENSES

Compensation of Manager (Note 2)	942,244

Investor servicing fees (Note 2)	254,473

Custodian fees (Note 2)	130,104

Trustee compensation and expenses (Note 2)	32,056

Administrative services (Note 2)	19,086

Distribution fees — Class A (Note 2)	218,780

Distribution fees — Class B (Note 2)	185,835

Distribution fees — Class C (Note 2)	26,494

Distribution fees — Class M (Note 2)	115,210

Distribution fees — Class R (Note 2)	531

Auditing	156,460

Other	137,543

Non-recurring costs (Notes 2 and 6)	1,785

Costs assumed by Manager (Notes 2 and 6)	(1,785)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(431,132)

Total expenses	1,787,684

Expense reduction (Note 2)	(20,561)

Net expenses	1,767,123

Net investment income	3,899,780

Net realized gain on investments (Notes 1 and 3)	1,288,591

Net realized gain on swap contracts (Note 1)	759,751

Net realized gain on futures contracts (Note 1)	127,653

Net realized loss on foreign currency transactions (Note 1)	(2,016,085)

Net realized loss on written options (Notes 1 and 3)	(15,937)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,546,511

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	534,471

Net gain on investments	2,224,955

Net increase in net assets resulting from operations	$ 6,124,735

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	10/31/06	10/31/05

Operations:
Net investment income	$ 3,899,780	$ 4,683,724

Net realized gain on investments and foreign currency transactions	143,973	8,581,263

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	2,080,982	(14,131,207)

Net increase (decrease) in net assets resulting from operations	6,124,735	(866,220)

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(4,681,237)	(4,351,459)

Class B	(857,353)	(897,091)

Class C	(123,403)	(81,888)

Class M	(1,190,629)	(1,079,647)

Class R	(5,477)	(1,208)

Class Y	(146,434)	(16,509)

Redemption fees (Note 1)	7,030	13,898

Decrease from capital share transactions (Note 4)	(22,390,062)	(6,591,199)

Total decrease in net assets	(23,262,830)	(13,871,323)

NET ASSETS

Beginning of year	153,040,250	166,911,573

End of year (including undistributed net investment income of $4,429,761 and $8,014,963, respectively)	$129,777,420	$153,040,250

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
October 31, 2006	$12.18	.37(d,e)	.22	.59	(.65)	(.65)	—(f)	$12.12	5.01	$87,210	1.17(d,e)	3.04(d,e)	97.83(g)
October 31, 2005	12.73	.38(d)	(.42)	(.04)	(.51)	(.51)	—(f)	12.18	(.39)	98,198	1.22(d)	2.96(d)	197.70(g)
October 31, 2004	12.65	.33(d)	.88	1.21	(1.13)	(1.13)	—(f)	12.73	9.99	104,736	1.29(d)	2.65(d)	162.13
October 31, 2003	11.39	.40	1.31	1.71	(.45)	(.45)	—(f)	12.65	15.18	120,099	1.31	3.23	197.79
October 31, 2002	10.97	.46	.43	.89	(.47)	(.47)	—	11.39	8.35	99,140	1.29	4.21	331.06(h)

CLASS B
October 31, 2006	$12.13	.28(d,e)	.23	.51	(.56)	(.56)	—(f)	$12.08	4.31	$15,238	1.92(d,e)	2.37(d,e)	97.83(g)
October 31, 2005	12.69	.28(d)	(.42)	(.14)	(.42)	(.42)	—(f)	12.13	(1.23)	23,480	1.97(d)	2.20(d)	197.70(g)
October 31, 2004	12.61	.24(d)	.87	1.11	(1.03)	(1.03)	—(f)	12.69	9.20	29,246	2.04(d)	1.93(d)	162.13
October 31, 2003	11.36	.30	1.30	1.60	(.35)	(.35)	—(f)	12.61	14.27	41,469	2.06	2.44	197.79
October 31, 2002	10.94	.38	.43	.81	(.39)	(.39)	—	11.36	7.60	29,498	2.04	3.33	331.06(h)

CLASS C
October 31, 2006	$12.14	.27(d,e)	.24	.51	(.56)	(.56)	—(f)	$12.09	4.32	$2,712	1.92(d,e)	2.28(d,e)	97.83(g)
October 31, 2005	12.70	.29(d)	(.43)	(.14)	(.42)	(.42)	—(f)	12.14	(1.19)	2,699	1.97(d)	2.22(d)	197.70(g)
October 31, 2004	12.62	.23(d)	.88	1.11	(1.03)	(1.03)	—(f)	12.70	9.16	1,682	2.04(d)	1.90(d)	162.13
October 31, 2003	11.37	.29	1.32	1.61	(.36)	(.36)	—(f)	12.62	14.30	2,337	2.06	2.35	197.79
October 31, 2002	10.96	.37	.43	.80	(.39)	(.39)	—	11.37	7.48	1,048	2.04	3.22	331.06(h)

CLASS M
October 31, 2006	$12.10	.34(d,e)	.22	.56	(.62)	(.62)	—(f)	$12.04	4.79	$21,974	1.42(d,e)	2.81(d,e)	97.83(g)
October 31, 2005	12.66	.34(d)	(.42)	(.08)	(.48)	(.48)	—(f)	12.10	(.73)	25,065	1.47(d)	2.70(d)	197.70(g)
October 31, 2004	12.58	.30(d)	.87	1.17	(1.09)	(1.09)	—(f)	12.66	9.77	31,245	1.54(d)	2.40(d)	162.13
October 31, 2003	11.33	.37	1.29	1.66	(.41)	(.41)	—(f)	12.58	14.86	38,446	1.56	3.02	197.79
October 31, 2002	10.91	.44	.42	.86	(.44)	(.44)	—	11.33	8.16	43,686	1.54	4.02	331.06(h)

CLASS R
October 31, 2006	$12.17	.32(d,e)	.25	.57	(.62)	(.62)	—(f)	$12.12	4.86	$127	1.42(d,e)	2.67(d,e)	97.83(g)
October 31, 2005	12.74	.36(d)	(.44)	(.08)	(.49)	(.49)	—(f)	12.17	(.74)	70	1.47(d)	2.72(d)	197.70(g)
October 31, 2004†	12.81	.27(d)	.73	1.00	(1.07)	(1.07)	—(f)	12.74	8.21*	2	1.41*(d)	2.21*(d)	162.13

CLASS Y
October 31, 2006	$12.18	.40(d,e)	.23	.63	(.68)	(.68)	—(f)	$12.13	5.34	$2,517	.92(d,e)	3.31(d,e)	97.83(g)
October 31, 2005††	12.31	.03(d)	(.10)	(.07)	(.06)	(.06)	—(f)	12.18	(.61)*	3,529	.07*(d)	.24*(d)	197.70(g)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46 47

Financial highlights (Continued)

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to October 31, 2004.

††  For the period October 4, 2005 (commencement of operations) to October 31, 2005.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	10/31/06	10/31/05	10/31/04

Class A	0.31%	0.14%	0.09%

Class B	0.31	0.14	0.09

Class C	0.31	0.14	0.09

Class M	0.31	0.14	0.09

Class R	0.31	0.12	0.09

Class Y	0.31	0.02	N/A

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006 (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/06

Note 1: Significant accounting policies

Putnam Global Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of sovereign and private issuers worldwide, including supranational issuers. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service.The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2006, the fund had a capital loss carryover of $33,881,860 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$21,627,332	October 31, 2007

7,903,488	October 31, 2008

1,114,179	October 31, 2009

3,236,861	October 31, 2010

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of foreign currency gains and losses, the expiration of a capital loss carryover, realized and unrealized gains and losses on certain futures contracts, income on swap contracts, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2006, the fund reclassified $480,449 to decrease undistributed net investment income and $20,084,589 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $20,565,038.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2006 were as follows:

Unrealized appreciation	$ 3,410,212
Unrealized depreciation	(2,165,051)
—————————————
Net unrealized appreciation	1,245,161
Undistributed ordinary income	4,576,304
Capital loss carryforward	(33,881,860)
Cost for federal income tax purposes	$133,436,652

Note 2: Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2006, Putnam Management waived $403,376 of its management fee from the fund.

For the year ended October 31, 2006, Putnam Management has assumed $1,785 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended October 31, 2006, the fund incurred $384,577 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2006, the fund's expenses were reduced by $20,561 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $268, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $8,901 and $315 from the sale of class A and class M shares, respectively, and received $34,560 and $125 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2006, Putnam Retail Management, acting as underwriter, received $16,228 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $120,949,630 and $161,000,780, respectively. Purchases and sales of U.S. government securities aggregated $1,086,083 and $1,086,083, respectively.

Written option transactions during the year ended October 31, 2006 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	7,140,000	$276,140

Options opened	5,657,422,000	92,560
Options exercised	—	—
Options expired	—	—
Options closed	(3,137,500,000)	(45,290)

Written options outstanding
at end of year	2,519,922,000	$ 47,270
	7,140,000	$276,140

Note 4: Capital shares

At October 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 10/31/06:
Shares sold	1,478,688	$ 17,834,823

Shares issued in connection with
reinvestment of distributions	331,093	3,978,901

	1,809,781	21,813,724

Shares repurchased	(2,681,235)	(32,280,079)

Net decrease	(871,454)	$(10,466,355)

Year ended 10/31/05:
Shares sold	2,489,167	$ 32,181,032

Shares issued in connection with
reinvestment of distributions	285,079	3,635,392

	2,774,246	35,816,424

Shares repurchased	(2,934,332)	(37,460,638)

Net decrease	(160,086)	$ (1,644,214)

CLASS B	Shares	Amount

Year ended 10/31/06:
Shares sold	312,047	$ 3,754,769

Shares issued in connection with
reinvestment of distributions	60,693	727,368

	372,740	4,482,137

Shares repurchased	(1,046,402)	(12,552,265)

Net decrease	(673,662)	$ (8,070,128)

Year ended 10/31/05:
Shares sold	606,184	$ 7,798,421

Shares issued in connection with
reinvestment of distributions	61,364	780,763

	667,548	8,579,184

Shares repurchased	(1,037,085)	(13,242,214)

Net decrease	(369,537)	$ (4,663,030)

CLASS C	Shares	Amount

Year ended 10/31/06:
Shares sold	91,210	$ 1,096,587

Shares issued in connection with
reinvestment of distributions	7,023	84,190

	98,233	1,180,777

Shares repurchased	(96,143)	(1,156,763)

Net increase	2,090	$ 24,014

Year ended 10/31/05:
Shares sold	139,129	$ 1,789,364

Shares issued in connection with
reinvestment of distributions	4,056	51,571

	143,185	1,840,935

Shares repurchased	(53,391)	(678,788)

Net increase	89,794	$ 1,162,147

CLASS M	Shares	Amount

Year ended 10/31/06:
Shares sold	149,176	$ 1,793,502

Shares issued in connection with
reinvestment of distributions	11,292	134,897

	160,468	1,928,399

Shares repurchased	(407,157)	(4,866,568)

Net decrease	(246,689)	$(2,938,169)

Year ended 10/31/05:
Shares sold	132,753	$ 1,696,990

Shares issued in connection with
reinvestment of distributions	6,064	76,581

	138,817	1,773,571

Shares repurchased	(535,887)	(6,859,527)

Net decrease	(397,070)	$(5,085,956)

CLASS R	Shares	Amount

Year ended 10/31/06:
Shares sold	5,901	$ 71,043

Shares issued in connection with
reinvestment of distributions	456	5,477

	6,357	76,520

Shares repurchased	(1,613)	(19,336)

Net increase	4,744	$ 57,184

Year ended 10/31/05:
Shares sold	5,922	$ 75,607

Shares issued in connection with
reinvestment of distributions	96	1,208

	6,018	76,815

Shares repurchased	(475)	(6,185)

Net increase	5,543	$ 70,630

CLASS Y	Shares	Amount

Year ended 10/31/06:
Shares sold	44,451	$ 537,315

Shares issued in connection with
reinvestment of distributions	12,180	146,434

	56,631	683,749

Shares repurchased	(138,939)	(1,680,357)

Net decrease	(82,308)	$ (996,608)

For the period 10/4/05 (commencement of operations) to 10/31/05:
Shares sold	310,273	$ 3,820,369

Shares issued in connection with
reinvestment of distributions	1,350	16,509

	311,623	3,836,878

Shares repurchased	(21,801)	(267,654)

Net increase	289,822	$ 3,569,224

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2006, management fees paid were reduced by $10,547 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $430,207 for the year ended October, 31, 2006. During the year ended October 31, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $87,959,794 and $73,822,724, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $17,209 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940.

Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information (Unaudited)

Federal tax information

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association.  Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

 Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2006, there were 107 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments.	Charles A. Ruys de Perez (Born 1957)
Prior to July 2001, Partner, PricewaterhouseCoopers LLP	Vice President and Chief Compliance Officer
Since 2004
Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer	Managing Director, Putnam Investments
Since 2000
Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)
Vice President	Managing Director, Putnam Investments
Since 2002
Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
James P. Pappas (Born 1953)
Vice President	Wanda M. McManus (Born 1947)
Since 2004	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management	Nancy E. Florek (Born 1957)
Corporation; prior to 2001, President and Chief Executive Officer,	Vice President, Assistant Clerk, Assistant Treasurer
UAM Investment Services, Inc.	and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	George Putnam, III	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
Investment Sub-Manager	Executive Officer, Associate Treasurer,	Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57-59 St. James Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Michael T. Healy
Custodian	Assistant Treasurer and Principal
Putnam Fiduciary Trust Company	Accounting Officer

Legal Counsel	Beth S. Mazor
Ropes & Gray LLP	Vice President

Independent Registered Public	James P. Pappas
Accounting Firm	Vice President
PricewaterhouseCoopers LLP
Richard S. Robie, III
Trustees	Vice President
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	Francis J. McNamara, III
Charles B. Curtis	Vice President and Chief Legal Officer
Myra R. Drucker
Charles E. Haldeman, Jr.	Charles A. Ruys de Perez
Paul L. Joskow	Vice President and Chief Compliance Officer
Elizabeth T. Kennan
Kenneth R. Leibler	Mark C. Trenchard
Robert E. Patterson	Vice President and BSA Compliance Officer
George Putnam, III
W. Thomas Stephens	Judith Cohen
Richard B. Worley	Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN031 239288 12/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2006	$142,172*	$35	$10,202	$5,083
October 31, 2005	$75,596*	$--	$8,630	$ 99

* Includes fees of $118 and $99 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended October 31, 2006 and October 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2006 and October 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $239,032 and $172,408 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to valuation of derivative securities, an analysis of the funds proposed market timing distribution plan and an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31,
2006	$ -	$ 95,192	$ -	$ -
October
31, 2005	$ -	$ 62,968	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2006